        Exhibit 10.3
JOINDER
TO
AMENDED AND RESTATED AGREEMENT OF EXEMPTED LIMITED PARTNERSHIP
OF
BURFORD CAPITAL 2025 LP
May 21, 2026
    This Joinder (“Joinder”) to the Amended and Restated Agreement of Exempted Limited Partnership of Burford Capital 2025 LP, a Cayman Islands exempted limited partnership (the “Partnership”), dated as of December 31, 2025, as amended by Amendment Number 1 thereto, dated as of May 21, 2026 (the “Partnership Agreement”), by and among the General Partner and the Limited Partners thereof, is made and entered into as of the date set forth above by and between the General Partner and the undersigned (the “Additional Carried Interest Partners”). Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Partnership Agreement.
    WHEREAS, on the date hereof, the Additional Carried Interest Partners acquired Class B Carried Interest Percentages of the Partnership (collectively, the “Class B Carried Interest Percentages”), and the Additional Carried Interest Partners are required to become a party to the Partnership Agreement pursuant to Section 8.1 of the Partnership Agreement.
    NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Additional Carried Interest Partners hereby represent, warrant, acknowledge and agree with the General Partner and the Limited Partners as follows:
1.    The Additional Carried Interest Partners have been provided with a copy of the Partnership Agreement and hereby agree that upon execution of this Joinder, the Additional Carried Interest Partners shall each become a party to the Partnership Agreement as a Carried Interest Partner.
2.    The Additional Partners shall be bound by, and subject to, all of the covenants, terms and conditions of the Partnership Agreement.
3.    The signature page hereto shall be deemed to be a counterpart signature page to the Partnership Agreement.
[Remainder of Page Intentionally Left Blank; Signature Page Follows]

[Signature Page to Joinder to Burford Capital 2025 LP A&R Exempted Limited Partnership Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Joinder as of the date first above written.

GENERAL PARTNER:
ROWLAND INVESTMENTS LTD

By: /s/ Ben Gillooly
Name: Ben Gillooly
Title: Director

ADDITIONAL CARRIED INTEREST PARTNERS:

    /s/ Jordan Licht
Name: Jordan Licht
    /s/ Travis Lenkner
Name: Travis Lenkner
/s/ Evan Meyerson
Name: Evan Meyerson

/s/ Carrie Tendler
Name: Carrie Tendler